The Timothy Plan

               Supplement dated November 17, 1995
         Retail Class Prospectus dated August 28, 1995


This Supplement to the Retail Class Prospectus dated August 28, 1995 for The Timothy Plan (the "Fund") provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The following relates to "Applicable Sales Charges" on page 14 of the Retail Class Prospecuts

Shares of the Fund may be purchased at the net asset value per share next determined after receipt of the order with out a sales charge by 403(b)(7) participants.